UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

TAOWEAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

110 16th Street, Suite 1400 - 1024
Denver, Colorado 80202
(Address of principal executive offices, zip code)

(213) 683-8863 ext. 5
(Registrant’s telephone number, including area code)

OBLONG, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 2, 2025, TaoWeave, Inc. (the “Company”) filed with the Secretary of State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to change its corporate name from Oblong, Inc. to TaoWeave, Inc. (the “Name Change”). The Name Change was effective December 2, 2025. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In connection with the Name Change, the Company’s board of directors also amended and restated the Company’s Amended and Restated By-Laws to reflect the Name Change (as amended and restated, the “Second Amended and Restated Bylaws”). No other changes were made to the Amended and Restated By-Laws. A copy of the Second Amended and Restated Bylaws reflecting the Name Change is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

The Company’s common stock (the “Common Stock”) will continue to trade on Nasdaq under the new ticker symbol “TWAV” effective as of December 10, 2025, and no change will be made to the CUSIP number for the Common Stock.

7.01: Regulation FD Disclosure

On December 8, 2025, the Company issued a press release announcing the Name Change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of TaoWeave, Inc.
3.2	Second Amended and Restated Bylaws of TaoWeave, Inc.
99.1	Press Release, Dated December 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAOWEAVE, INC.

December 8, 2025	By:	/s/ Peter Holst
Peter Holst
President & CEO